United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2014
(September 2, 2014)

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number

1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

2-38960	Alabama Gas Corporation 2101 6TH Ave. North Birmingham, AL 35203-2707 205-326-8100	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Explanatory Note

The Laclede Group, Inc. (“Laclede Group”), Laclede Gas Company (“Laclede Gas”) and Alabama Gas Corporation (“Alagasco”) are filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to amend their Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (“SEC”) on September 4, 2014 (the “Original Filing”), solely to revise the disclosure set forth in Item 4.01 under the heading “Change in Registrant’s Certifying Accountant. (Alagasco only)” and to file Exhibit 16.1. For the convenience of the reader, this Amendment No. 1 amends and restates Item 4.01 in its entirety.

Except as described above, this Amendment No. 1 does not amend, update or change any other items or disclosures contained in the Original Filing as amended by this Amendment No. 1, and this Amendment No. 1 does not reflect or purport to reflect any information or events occurring after the original filing date or modify or update those disclosures affected by subsequent events. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing and our other filings with the SEC.

Item 4.01	Change in Registrant’s Certifying Accountant. (Alagasco only)

On September 2, 2014, the audit committee of Laclede Group’s board of directors, which functions as the audit committee for Alagasco, dismissed PricewaterhouseCoopers LLP (“PwC”) as Alagasco’s independent registered public accounting firm. The reports of PwC on the financial statements for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During Alagasco’s fiscal years ended December 31, 2013 and 2012 and in the subsequent period through September 2, 2014, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreements in connection with its audit report on the financial statements for such year. In addition, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Exchange Act, except for the material weakness in Alagasco’s internal control over financial reporting disclosed in Item 4. Controls and Procedures of Alagasco’s Quarterly Report on Form 10-Q, for the quarter ended September 30, 2013, in which Alagasco identified a material weakness in its internal control over financial reporting related to failure by Alagasco’s principal accounting officer to operate within Alagasco’s code of conduct. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of annual or interim financial statements will not be prevented or detected on a timely basis. Due to this weakness, certain controls were overridden at Alagasco resulting in an immaterial understatement of expenses for the quarter ended June 30, 2013 of approximately $76,000. Because the override was identified by Alagasco management prior to preparation of financial statements for the quarter ended September 30, 2013, it did not result in misstatement for that quarter. Alagasco management, with the participation of its chief executive officer and chief financial officer, took action to remediate the material weakness described above including the following: the principal accounting officer who overrode the control was separated from Alagasco; a qualified successor principal accounting officer was elected by the Alagasco Board of Directors; in addition to an ongoing annual training process, the importance of adherence to Alagasco’s statement of principles and business conduct guidelines as well as compliance with applicable accounting and reporting principles was reviewed and reinforced with key accounting personnel; and the importance of timely, complete and accurate recording of expenses was reviewed and reinforced with the Alagasco officers. Alagasco management completed the remediation measures described above and, as of December 31, 2013, concluded that the steps taken have remediated the material weakness. This matter was discussed among Alagasco management, the Audit Committee of Energen, which at the time was the sole shareholder of Alagasco, and PwC. PwC has been authorized to respond fully to the inquiries of Deloitte & Touche, LLP (“Deloitte”), the successor accountant, concerning this reportable event.

Alagasco provided PwC with a copy of this disclosure in Item 4.01 and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of PwC’s letter dated September 9, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

In connection with the Acquisition, effective September 2, 2014, the audit committee of Laclede Group’s board of directors engaged Deloitte and dismissed PwC as Alagasco’s independent registered accounting firm to audit Alagasco’s consolidated financial statements for the transitional nine-month period ending September 30, 2014. The transitional nine-month period arose from Alagasco’s election on September 2, 2014 to change its fiscal year-end from December 31 to September 30. Deloitte currently serves as the independent registered public accounting firm for Laclede Group and Laclede Gas and previously audited the financial statements of Laclede Group and Laclede Gas as of and for the fiscal years ended September 30, 2013 and 2012.

During the two most recent fiscal years and through September 2, 2014, the date of the engagement of Deloitte, neither Alagasco nor any person on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Alagasco’s financial statements, and neither a written report was provided to Alagasco or oral advice was provided that Deloitte concluded was an important factor considered by Alagasco in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) and the related instructions to S-K 304 or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. (All Registrants)

The following exhibit is filed as part of this report:

16.1	Letter, dated September 9, 2014, of PricewaterhouseCoopers LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: September 9, 2014	By:	/s/ Steven P. Rasche
Steven P. Rasche Executive Vice President, Chief Financial Officer

LACLEDE GAS COMPANY

Date: September 9, 2014	By:	/s/ Steven P. Rasche
Steven P. Rasche Chief Financial Officer

ALABAMA GAS CORPORATION

Date: September 9, 2014	By:	/s/ Steven P. Rasche
Steven P. Rasche Chief Financial Officer

Exhibit Index

Number	Exhibit

16.1	Letter, dated September 9, 2014, of PricewaterhouseCoopers LLP.